                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 Date of earliest event reported: June 28, 2007



                           NASCENT WINE COMPANY, INC.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)


           Nevada                 333-120949                  82-0576512
---------------------------- -------------------      --------------------------
(State of Other Jurisdiction     (Commission                 (IRS Employer
      of Incorporation)          File Number)             Identification No.)


          2355-A Paseo de las Americas
             San Diego, California                              92154
------------------------------------------------------ -------------------------
    (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:   (619) 661-0458
                                                      ----------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

         On June 28, 2007, the Registrant completed the sale of 28,247,500 shares of its $.001 par value common stock at $.40 per share for a total purchase price of $11,299,000 to a group of accredited investors through Brookstreet Securities Corporation as the placement agent. Brookstreet received an aggregate cash commission of $1,468,870 and was issued an aggregate of 5,649,500 common stock purchase warrants, each of which entitles the holder to purchase one share of the Registrant's common stock at $.40 per share, exercisable during the three-year period following the placement.

         The Registrant is required to file a Registration Statement to register all of the shares of common stock sold in the placement and the common stock underlying the warrants issued to Brookstreet by August 27, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number  Name and/or Identification of Exhibit
--------------- ----------------------------------------------------------------

      10        Placement Agency Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           NASCENT WINE COMPANY, INC.
--------------------------------------------------------------------------------
                                  (Registrant)

        Signature                       Title                      Date
--------------------------- ----------------------------- ----------------------

   /s/ Sandro Piancone         Chief Executive Officer         July 5, 2007
---------------------------
     Sandro Piancone

   /s/ Victor Petrone          President and Director          July 5, 2007
---------------------------
     Victor Petrone

  /s/ William Lindberg         Chief Financial Officer         July 5, 2007
---------------------------
    William Lindberg